UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21834

YORK ENHANCED STRATEGIES FUND, LLC
(Exact name of registrant as specified in charter)

767 Fifth Avenue, 17TH Floor New York, New York			10153
(Address of principal executive offices)			(Zip code)

The Corporation Trust Company 1209 Orange Street Wilmington, Delaware 19801
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 300-1300

David M. Mahle Jones Day 222 East 41ST Street New York, New York 10017

Date of fiscal year end:	December 31, 2007

Date of reporting period:	December 31, 2007

ITEM 1.  REPORTS TO STOCKHOLDERS.

YORK ENHANCED STRATEGIES FUND, LLC

Annual Report

December 31, 2007

YORK ENHANCED STRATEGIES FUND, LLC

Annual Report

December 31, 2007

January 31, 2008

Dear Investors:

Re: York Enhanced Strategies Fund, LLC

The Fund had a net return of 5.4% in 2007.

The year began with ongoing strength in the fixed income markets with spreads continuing to tighten on strong liquidity.  By mid-February, some volatility returned to the market as concerns related to the potential economic impact of subprime mortgage defaults began to emerge.  Spreads widened out with increased premiums while the equity markets sold off sharply after a strong beginning of the year.  Despite the uncertainty surrounding the direction of the economy and the spill over effect from the weakness in housing, the market responded quickly by buying on the dips as both the fixed income and equity markets continued on their upward march. In the second quarter, spreads in the fixed income markets tightened back to historic levels despite concerns about the direction of the economy and the health of the consumer. At the same time the equity markets continued their upward march based on robust LBO activity.  The LBO pipeline remained strong with highly leveraged loan packages with little, if any, covenant protections and the prevalent use of Pay-In-Kind toggles.

However, by the end of the year, the problems in the subprime market continued to mount and concerns about a deeper economic slowdown caused the credit markets to re-price risk and spreads began to widen once again.  Consequently, some of the larger, more levered LBO deals were unable to syndicate their bridge facilities, leaving the brokers with billions of dollars of unsold inventory and putting downward pressure on the credit markets.   The investment environment significantly changed in the back half of the year as investors became more risk-adverse as a result of concerns about the health of the U.S. consumer and the impact of the housing slowdown on the economy. This turmoil triggered dislocation throughout the credit and equity markets.  The credit markets experienced significant downward pressure as banks continued to reign in lending and reduce the availability to credit.  In an effort in improve liquidity and prevent a global recession, central banks in the U.S. and Europe continued to pump liquidity into the markets but despite these efforts, the credit markets remained virtually frozen. Consequently, the new issuance market in both the high yield and asset-backed markets remained closed throughout the back half of the year while trading in the secondary market remained thin. Under this backdrop, we saw a tiering of the market between higher quality credits that are levered to global growth versus those that are levered towards the American consumer. Those companies that have a global reach are seeing a stronger bid while those companies that are leveraged to the credit sensitive consumer continue to experience much weaker support in both the credit and equity markets.

Gains in 2007 were led by the Fund’s positions in event driven situations.  Notable contributors were the Fund’s position in the reorganized equity of Dade Behring and AboveNet.  The equity of Dade Behring surged over 30% after the diagnostics company agreed to be acquired by Siemens for approximately $7 billion. Siemens has been bolstering its health care division as it competes with Royal Philips Electronics and General Electric for a larger share of the global medical technology market.  The Fund’s investment in AboveNet also produced solid gains as the equity rallied on news that it had filed its financials for the 2003, 2004 and 2005 fiscal years.  The Fund’s position in the equity of United Insurance was another winner.  The equity interests, originally acquired along with a privately negotiated senior secured loan in August 2006 (which was subsequently repaid), were marked up due to increased value resulting from favorable operating performance.  Lastly, the Fund’s position in AK Steel also performed well.  AK Steel rallied on continued strength in the commodity sector on favorable pricing and expectations of industry consolidation.

The Fund’s positions in industries that are susceptible to weakness in the American consumer  market generally underperformed.  2-10 HBW first lien bank debt traded down because of its exposure to the housing market and financial results that were worse than expectations. Tropicana bonds traded down on concerns about consumer strength and its impact on the company’s leveraged balance sheet.  Our indirect holding in GMAC equity was marked down after the company announced further losses and write downs in its Rescap finance subsidiary.  Another notable underperformer included the Fund’s position in Delphi as the auto sector continued to struggle.  Bonds traded off as the market became concerned that the company would not be able to raise the financing necessary to exit bankruptcy. Despite the sell-off in these names, we continue to believe that these credits remain attractive investments from a risk/reward perspective and have selectively added to various positions at the current levels.

Due to the rapid deterioration of the credit markets and its negative effects on the equity markets, we continue to remain cautious with respect to names that we feel are susceptible to further sell-offs and have increased our focus on identifying attractive credit investments that have collapsed in the current environment.  Looking forward into 2008, we remain excited about the upcoming opportunities for the Fund. We believe the corporate credit cycle is on its way and the distressed mortgage cycle is in full bloom, allowing us the opportunity to deploy our cash position in the coming quarters in both the corporate and asset backed markets.

As always, we welcome your questions and comments.

Sincerely,

/s/ Jeffrey A. Weber
President

Total Investments by Sector:

The following table represents the Company’s holdings by sector at December 31, 2007 as a percentage of net assets:

Consumer Cyclical	32.6%
Financials	30.4
Energy	24.8
Industrial	24.7
Consumer Non-Cyclical	24.0
Communications	17.2
Information Technology	11.9
Telecommunication Services	10.0
Materials	9.7
Health Care	9.6
194.9%

This letter is intended to assist shareholders in understanding how the Company performed during the year ended December 31, 2007. The views and opinions in this letter were current as of January 31, 2008. They are not guarantees of performance or investment results and do not purport to be complete, and therefore should not be taken as investment advice.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. Investment return and principal value will fluctuate so that common shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on distributions of common shares.

YORK ENHANCED STRATEGIES FUND, LLC

Portfolio of Investments

December 31, 2007

Par Value		Description	Value	Percentage of Net Assets

		FIXED INCOME SECURITIES #

		COMMUNICATIONS
	$5,000,000	Charter Communications Operating LLC, 8.00%, due 4/30/12 ##	$4,800,000
	3,000,000	Charter Communications Holdings II, LLC, 10.25%, due 9/15/10	2,940,000
	3,000,000	Hughes Networks Systems, 9.50%, due 4/15/14	3,045,000
		West Corp.,
	2,500,000	9.50%, due 10/15/14	2,462,500
	10,000,000	11.00%, due 10/15/16	9,950,000
		TOTAL COMMUNICATIONS	23,197,500	8.0%

		CONSUMER CYCLICAL
	1,000,000	Adelphia Communications Corp., 9.375%, due 11/15/09 *+	106,600
	3,000,000	Delphi Corp., 6.50%, due 8/15/13 *+	1,770,000
	2,000,000	Goodyear Tire & Rubber Co., 8.6625%, due 12/1/09 **	2,000,000
	12,500,000	Leslie’s Poolmart, 7.75%, due 2/1/13	12,000,000
	2,000,000	Levi Strauss & Co., 8.875%, due 4/1/16	1,940,000
	3,500,000	Tenneco, Inc., 8.625%, due 11/15/14	3,421,250
		TOTAL CONSUMER CYCLICAL	21,237,850	7.3

		CONSUMER NON-CYCLICAL
	3,500,000	Baker & Taylor, Inc., 11.50%, due 7/1/13 ##	3,465,000
	1,000,000	Bausch & Lomb, Inc., 9.875%, due 11/1/15 ##	1,015,000
	8,290,000	Pathmark Stores, Inc., 8.75%, due 2/1/12	8,538,700
	4,000,000	Pinnacle Foods LLC, 9.25%, due 4/1/15 ##	3,660,000
	2,960,000	Rite Aid Corp., 7.50%, due 3/1/17	2,619,600
		Select Medical Corp.,
	7,500,000	7.625%, due 2/1/15	6,375,000
	1,300,000	11.25938%, due 9/15/15 **	1,131,000
	706,000	Stripes Acquisition LLC / Susser Finance Corp., 10.625%, due 12/15/13	734,240
	1,500,000	Susser Holdings LLC, 10.625%, due 12/15/13 ##	1,560,000
	7,000,000	Vitamin Shoppe Industries, Inc., 12.36875%, due 11/15/12 **	7,280,000
		TOTAL CONSUMER NON-CYCLICAL	36,378,540	12.5

		ENERGY
	6,000,000	Calpine Canada Energy Finance Ulc, 8.50%, due 5/1/08 ##+	6,840,000
	5,000,000	Calpine Corp., 8.50%, due 7/15/10 ##+	5,350,000
		Energy Future Holdings Corp.
	2,000,000	10.875%, due 11/1/17 ##	2,030,000
	5,000,000	10.25%, due 11/1/15 ##	4,950,000
		Enron Corp., *+
JPY	500,000,000	0.97%, expired maturity	762,522
EUR	10,000,000	4.375%, expired maturity	1,788,744
	$2,500,000	0.00%, due 2/7/21	309,375
	2,500,000	6.31%, expired maturity	203,750
	8,500,000	8.25%, expired maturity	6,800,000
	2,500,000	8.31%, expired maturity	582,000
GBP	1,500,000	8.75%, expired maturity	1,905,647
		TOTAL ENERGY	31,522,038	10.8

		FINANCIALS
	$10,000,000	Crum & Forster Holding Corp., 7.75%, due 5/1/17	9,850,000
		Ford Motor Credit Co.,
	700,000	6.00%, due 1/20/15	485,170
	366,000	6.52%, due 3/10/13	282,003
	500,000	7.90%, due 5/18/15	394,750
	72,059,090	Luminent Mortgage Trust 2006-4 X, 2.61882%, due 5/25/46 **	3,121,472
	4,531,000	Mobile Satellite Ventures LP, 0.00%, due 4/1/13 ##++	3,126,390
		TOTAL FINANCIALS	17,259,785	5.9

		HEALTH CARE
		HCA, Inc.,
	9,000,000	6.95%, due 5/1/12	8,370,000
	4,000,000	7.875%, due 2/1/11	3,900,000
	2,000,000	9.25%, due 11/15/16 ##	2,100,000
		TOTAL HEALTH CARE	14,370,000	4.9

		INDUSTRIAL
		EuroTunnel Group UK PLC,
EUR	1,438	3.00%, due 7/28/08	411,554
	1,438	3.00%, due 7/28/09	411,554
	1,657	3.00%, due 7/28/10	474,232
	2,392	6.00%, due 7/28/10	466,289
GBP	702	3.00%, due 7/28/08	273,127
	1,488	3.00%, due 7/28/09	578,935
	949	3.00%, due 7/28/10	369,227
	880	6.00%, due 7/28/10	233,204
		Delta Airlines, Inc., *+
	$11,250,000	7.90%, due 12/15/09	605,250
	1,000,000	8.30%, due 12/15/29	53,900
	6,000,000	Neenah Foundry Co., 9.50%, due 1/1/17	5,100,000
		TOTAL INDUSTRIAL	8,977,272	3.1

		INFORMATION TECHNOLOGY
	5,000,000	Cherokee International Corp., 5.25%, due 11/1/08	4,200,000	1.4

		MATERIALS
	5,000,000	AGY Holding Corp., 11.00%, due 11/15/14 ##	4,900,000	1.7

		TELECOMMUNICATION SERVICES
		Level 3 Financing, Inc.,
	5,000,000	8.75%, due 2/15/17	4,325,000
	1,000,000	12.25%, due 3/15/13	1,010,000
	1,000,000	Primus Telecommunications, Inc., 14.25%, due 5/20/11	1,010,000
		TOTAL TELECOMMUNICATION SERVICES	6,345,000	2.2

		TOTAL FIXED INCOME SECURITIES (COST — $166,816,177)	168,387,985	57.8

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Portfolio of Investments

December 31, 2007 (continued)

Par Value		Description	Value	Percentage of Net Assets

		LOAN PARTICIPATIONS AND TRADE CLAIMS #

		COMMUNICATIONS
EUR	8,200,885	Kabel Deutschland, EURLIBOR plus 7.00%, due 11/12/14 (PIK)	$11,406,118	3.9%

		CONSUMER CYCLICAL
		Coach America,
	$3,000,000	2nd Lien Term Loan, USDLIBOR plus 6.50%, due 10/20/14	1,890,000
	2,630,848	Term Loan B, USDLIBOR plus 2.75%, due 4/20/14	2,262,529
	677,966	Letter of Credit, USDLIBOR plus 2.85%, due 4/20/14	583,051
	4,100,000	Baby Phat, 1st Lien Term Loan A, USDLIBOR plus 4.25%, due 7/18/11	4,100,000
		DaimlerChrysler Financial Services Americas LLC,
	7,980,000	1st Lien, USDLIBOR plus 4.00%, due 8/3/12	7,700,700
	6,000,000	2nd Lien, USDLIBOR plus 6.50%, due 8/3/13	5,340,000
	3,000,000	Delphi Corp., 2nd Lien DIP-Term Loan C, USDLIBOR plus 4.00%, due 7/1/08	3,000,000
	13,000,000	Fox & Hound Restaurant Group, 2nd Lien Term Loan B, USDLIBOR plus 9.25%, due 5/12/11	12,457,900
	2,000,000	Jacuzzi Brands Corp., 2nd Lien Term Loan, USDLIBOR plus 6.00%, due 8/7/14	1,440,000
	8,687,903	Laureate Education, Inc., Term Loan, USDLIBOR plus 3.25%, due 8/15/14	8,340,387
		Movie Gallery, Inc.
	39,135	1st Lien Letter of Credit, USDLIBOR plus 5.75%, due 1/15/12	32,091
	934,519	1st Lien Term Loan, USDLIBOR plus 4.75%, due 1/15/12	766,306
		NPC Group Inc.,
	3,887,181	Term Loan B, USDLIBOR plus 3.00%, due 9/29/13	3,692,822
	8,500,000	2nd Lien Term Loan, USDLIBOR plus 6.50%, due 9/29/14	8,075,000
	4,925,000	Quizno’s Corp., Term Loan B, USDLIBOR plus 2.25%, due 5/5/13	4,604,875
		TOTAL CONSUMER CYCLICAL	64,285,661	22.1

		CONSUMER NON-CYCLICAL
	3,200,000	Bausch & Lomb, Inc., Term Loan, USDLIBOR plus 3.25%, due 4/24/15	3,192,000
	1,960,000	Georgia Pacific, Term Loan B, USDLIBOR plus 1.75%, due 12/20/12	1,891,400
	14,531,250	Jetro Holdings, USDLIBOR plus 2.50%, due 7/2/14	13,950,000
	4,975,000	Pinnacle Foods Group, Inc., Term Loan B, USDLIBOR plus 2.75%, due 4/2/14	4,751,125
		Spectrum Brands, Inc.,
	402,739	Letter of Credit, USDLIBOR plus 4.00%, due 3/30/13	392,671
	8,016,583	Term Loan B, USDLIBOR plus 4.00%, due 3/30/13	7,816,168
		TOTAL CONSUMER NON-CYCLICAL	31,993,364	11.0

		ENERGY
	7,510,094	ATP Oil & Gas Corp., 1st Lien Term Loan, USDLIBOR plus 3.50%, due 4/14/10	7,434,993
	5,000,000	Calpine Corp. 2nd Lien Term Loan, PRIMERATE plus 4.75%, due 7/16/07 +	5,225,000
		Enron Corp., *+
	10,000,000	Trade Claim 13923	1,637,500
	1,616,742	Trade Claim 99092	293,034
	383,258	Trade Claim 99093	69,466
	4,000,000	Trade Claim 99004	825,800
	6,000,000	Trade Claim 11342 and 11141	705,000
	11,016,146	Trade Claim 9314	1,280,627
		Energy Future Holdings Corp.
	8,490,000	Initial Tranche B-2 Term Loan, USDLIBOR plus 3.50%, due 10/10/14	8,320,200
	3,990,000	Initial Tranche B-3 Term Loan, USDLIBOR plus 3.50%, due 10/10/14	3,910,200
		TOTAL ENERGY	29,701,820	10.2

		FINANCIALS
	7,579,210	2-10 Home Buyers Warranty, 1st Lien Term Loan, USDLIBOR plus 5.50%, due 7/26/11	3,941,189
	11,817,934	Affirmative Insurance Holdings, Inc., Term Loan, USDLIBOR plus 3.50%, due 1/31/14	11,286,127
	4,000,000	Metroflag BP LLC, 2nd Lien Term Loan, USDLIBOR plus 9.00%, due 7/6/08	3,680,000
	15,000,000	Realogy Corp., Delayed Draw Term B Loan, USDLIBOR plus 3.00%, due 10/10/13	13,350,000
		TOTAL FINANCIALS	32,257,316	11.1

		HEALTH CARE
	4,208,646	HealthSouth Corp., 1st Lien Term Loan, USDLIBOR plus 2.50%, due 3/10/13	4,082,387
	10,000,000	Premier Dental Services, Term Loan, USDLIBOR 5.50%, due 6/30/13	9,400,000
		TOTAL HEALTH CARE	13,482,387	4.6

		INDUSTRIAL
	15,000,000	Collins Industries, 2nd Lien Term Loan, USDLIBOR plus 6.25%, due 10/31/11	15,000,000
	6,500,000	Dresser, Inc., 2nd Lien Term Loan, USDLIBOR plus 5.75%, due 5/4/15	6,272,500
		Navistar International Corp.,
	533,333	Revolver, USDLIBOR plus 3.25%, due 1/19/12	510,000
	1,466,667	Term Loan B, USDLIBOR plus 3.25%, due 1/19/12	1,400,667
	11,696,092	Precision Partners Holding Co., Term Loan B, USDLIBOR plus 3.50%, due 10/1/13	10,994,326
	5,000,000	Strategic Industries LLC, Term Loan, USDLIBOR plus 6.75%, due 5/24/11	4,850,000
	2,520,417	Wastequip, Inc., Term Loan, 12.00%, due 2/15/15	2,369,192
		WW TDS,
	4,000,000	1st Lien, USDLIBOR plus 2.75%, due 4/25/13	3,800,000
EUR	7,000,000	2nd Lien, EURLIBOR plus 6.00%, due 4/24/14	9,710,326
		TOTAL INDUSTRIAL	54,907,011	18.9

		INFORMATION TECHNOLOGY
	$6,930,000	H3C Holdings Ltd., Term Loan B, USDLIBOR plus 3.00%, due 9/28/12	6,514,200
		First Data Corp.,
	2,161,250	Initial B-1 Term Loan, USDLIBOR plus 2.75%, due 9/24/14	2,053,187
	10,806,250	Initial B-3 Term Loan, USDLIBOR plus 2.75%, due 9/24/14	10,279,445
	1,990,000	NuVox, Inc., Term Loan B, USDLIBOR plus 3.25%, due 5/31/14	1,970,100
	9,978,750	One Communications Corp., USDLIBOR plus 4.00%, due 6/30/12	9,579,600
		TOTAL INFORMATION TECHNOLOGY	30,396,532	10.4

		MATERIALS
	6,000,000	Foamex LP, 2nd Lien Term Loan, USDLIBOR plus 4.75%, due 2/12/14	5,220,000	1.8

		TELECOMMUNICATION SERVICES
	6,560,000	Allegiance Telecom Liquidating Trust - B *+	766,208
	11,970,000	Alltell Communications Inc., Initial Tranche B-3 Term Loan, USDLIBOR plus 2.75%, due 5/16/15	11,491,200
	5,000,000	Level 3 Communications, Inc., USDLIBOR plus 2.25%, due 12/1/11	4,725,000
		TOTAL TELECOMMUNICATION SERVICES	16,982,408	5.8

		TOTAL LOAN PARTICIPATIONS AND TRADE CLAIMS (COST — $299,532,758)	290,632,617	99.8

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Portfolio of Investments

December 31, 2007 (continued)

Number of Shares		Description	Value	Percentage of Net Assets

		EQUITY SECURITIES (Unless otherwise noted)

		COMMUNICATIONS
	$161,821	AboveNet, Inc. *	$12,622,038
	2,055	AboveNet, Inc. (Warrants) *	120,066
	67,500	American Tower Corp. Class A *	2,875,500
		TOTAL COMMUNICATIONS	15,617,604	5.4%

		CONSUMER CYCLICAL
	1,001,485	Adelphia Recovery Trust Series ACC-1 INT *#	70,104
	37,500	DaimlerChrysler AG, ADR	3,586,125
	190,780	Hancock Fabrics, Inc. *	196,503
	63,019	Harrah’s Entertainment, Inc.	5,592,936
		TOTAL CONSUMER CYCLICAL	9,445,668	3.2

		CONSUMER NON-CYCLICAL
CHF	25,000	Gate Gourmet Group Holdings, LLC Membership Units *#	1,410,313	0.5

		ENERGY
	$300,000	Enron Corp., 7.00% (Preferred shares) *#+	1,977,000
	491,700	Infinity Bio-Energy, Ltd. *	2,274,112
	2,210	Mirant Corp.	86,146
CHF	88,000	Petroplus Holdings AG *	6,802,644
		TOTAL ENERGY	11,139,902	3.8

		FINANCIALS
	$250,000	Fannie Mae, 8.250%, 12/31/10 (Preferred shares)	6,425,000
	425,600	Freddie Mac, 8.375%, 12/31/12 (Preferred shares)	10,823,008
	12,000,000	Investment in Cerberus CG Investor, LLC #*	12,000,000
	10,000,000	Investment in Cerberus FIM Investors LLC #	8,000,000
	4,750	United Insurance Membership Interest #*	1,750,000
		TOTAL FINANCIALS	38,998,008	13.4

		INDUSTRIAL
	161,588	AK Steel Holding Corp.	7,471,829
EUR	1,583,893	Groupe EuroTunnel SA (Warrants) *	450,996
		TOTAL INDUSTRIAL	7,922,825	2.7

		MATERIALS
CAD	350,000	FNX Mining Co., Inc. *	10,659,723
	$17,979	Rio Tinto PLC, ADR	7,549,382
		TOTAL MATERIALS	18,209,105	6.3

		TELECOMMUNICATION SERVICES
CAD	100,000	BCE, Inc.	3,992,047
	25,000	BCE, Inc., 4.65%, 8/1/11 (Preferred shares)	617,433
	20,000	BCE, Inc., 5.75%, 3/24/08 (Preferred shares)	497,370
	30,000	BCE, Inc., 6.174%, 12/1/10 (Preferred shares)	740,014
		TOTAL TELECOMMUNICATION SERVICES	5,846,864	2.0

		TOTAL EQUITY SECURITIES (COST — $106,509,260)	108,590,289	37.3

		TOTAL INVESTMENTS (COST — $572,858,195)	567,610,891	194.9
		OTHER LIABILITIES IN EXCESS OF ASSETS	(276,398,389)	(94.9)
		NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$291,212,502	100.0%

Notes to Portfolio of Investments:
*	Non-income producing security.
**	Reflects rate at December 31, 2007 on variable rate instruments.
#

Securities are valued at fair value per policies adopted by the Board of Directors. At December 31, 2007, $484,228,019 of securities were fair valued, representing 166.3% of net assets applicable to common shareholders.

##	Security is issued under Rule 144A and may be subject to certain restrictions as to resale. Unless otherwise noted, security is deemed liquid.
+	Issuer in default. At December 31, 2007, $39,857,423 of securities were in default, representing 13.7% of net assets applicable to common shareholders.
++	Step Bond — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2007. Maturity date disclosed is the ultimate maturity date.
ADR -	American Depositary Receipt
PIK -	Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.
EURLIBOR - London Inter-Bank Offer Rate (Denominated in Euro currency)
USDLIBOR - London Inter-Bank Offer Rate (Denominated in USD currency)
PRIMERATE - Base rate U.S. banks charge for commercial loans.

Currency Type Abbreviations:

CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen

Unfunded Loan Commitments

As of December 31, 2007, the Company had the following unfunded loan commitments of $2,768,289, which could be extended at the option of the borrower:

	Unfunded
	Loan		Market
Borrower	Commitments	Cost	Value
Bausch & Lomb, Inc., Delayed Draw Term Loan, 2015	$800,000	$2,000	$(2,000)
Coach America, Delayed Draw Letter of Credit, 2014	677,966	—	(94,915)
Laureate Education, Inc., Delayed Draw Term Loan, 2014	1,290,323	48,405	(51,613)
	$2,768,289	$50,405	$(148,528)

At December 31, 2007 the Company had sufficient cash and/or liquid securities to cover any commitments under these contracts.

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Portfolio of Investments

December 31, 2007 (continued)

FORWARD FOREIGN CURRENCY CONTRACTS

York Enhanced Strategies Fund, LLC had the following open forward foreign currency contracts as of December 31, 2007:

	Contracts to Deliver	In Exchange For		Settlement Date	Unrealized Appreciation/ (Depreciation)
British Pound	2,790,000	USD	5,608,911	3/19/2008	$67,064
Canadian Dollar	18,165,000	USD	18,080,286	3/19/2008	(337,162)
Euro	16,182,000	USD	23,285,696	3/19/2008	(390,549)
Swiss Franc	9,278,000	USD	8,090,295	3/19/2008	(142,081)
United States Dollar	1,478,209	CAD	1,485,000	3/19/2008	27,429
United States Dollar	492,934	GBP	245,000	3/19/2008	(6,284)
					$(781,583)

Currency Type Abbreviations:

CAD - Canadian Dollar

GBP - British Pound

USD - United States Dollar

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Statement of Assets and Liabilities

December 31, 2007

Assets

Investments - at value (cost $572,858,195)	$567,610,891
Cash at bank	47,380,717
Foreign cash at bank (Cost $9,172)	9,191
Cash due from broker	6,102,226
Interest and dividends receivable	7,847,229
Debt issuance costs, net of accumulated amortization of $1,543,327	4,264,647
Preferred shares offering costs, net of accumulated amortization of $723,402	1,998,249
Receivable for investments sold	1,093,750
Unrealized appreciation on forward foreign currency contracts	94,493
Other Assets	89,745
636,491,138

Liabilities

Senior revolving notes payable	162,000,000
Series A-1 Preferred Stock, $1,000 liquidation value per share applicable to 108,999 outstanding shares (108,999 shares authorized)	108,999,000
Series A-2 Preferred Stock, $1,000 liquidation value per share applicable to 1 outstanding share (1 share authorized)	1,000
Income and capital gain distributions payable on common shares	33,289,418
Payable for investments purchased	18,362,400
Accrued dividend payable on special share	13,859,904
Management fees payable	4,789,125
Deferred placement fees payable	1,596,375
Unrealized depreciation on forward foreign currency contracts	876,076
Professional fees payable	371,577
Interest payable on senior revolving notes	339,610
Dividends payable on term preferred shares	224,264
Market value of unfunded loan commitments (cost $50,405)	148,528
Commitment fees payable	4,200
Accrued expenses and other payables	417,159
345,278,636

Net assets applicable to common shareholders	$291,212,502

Net asset value per common share ($291,212,502/331,919 common shares outstanding)	$877.36

Composition of net assets applicable to common shareholders

Common stock, $0.01 par value	$3,319
Paid-in capital	312,918,865
Distributions in excess of net investment income	(18,786,915)
Accumulated net realized gain (loss)	3,203,553
Unrealized appreciation/(depreciation) on:
Investments and unfunded loan commitments	(5,345,427)
Forward foreign currency contracts and translations	(780,893)

Net assets applicable to common shareholders	$291,212,502

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Statement of Operations

For the Year ended December 31, 2007

Investment income
Interest	$44,887,552
Dividends (net of foreign withholding taxes of $103,569)	2,800,537
Total Income	47,688,089

Expenses
Management fee (Note 3)	4,808,458
Dividend expense on special share (Note 3)	4,633,975
Professional fees	972,090
Amortization of debt issuance costs (Note 2)	734,797
Amortization of offering costs (preferred shares) (Note 2)	344,710
Administration and transfer agent fees	314,450
Directors’ fees and expenses (Note 3)	276,575
Custodian fees	123,041
Commitment fees (senior debt and preferred shares) (Note 1)	108,305
Other expenses	652,075
Expenses before interest expense and dividend distributions to term preferred shareholders	12,968,476
Interest expense (Note 1)	9,572,339
Dividend distributions to term preferred shareholders from net investment income and capital gains	6,078,749
Total expenses	28,619,564
Net investment income	19,068,525

Realized and unrealized gain (loss) on investments, short sales and foreign currency transactions:

Net realized gain (loss) on:
Investments, including the results of foreign currency exchanges	34,329,667
Short sale transactions	(379,470)
Foreign currency transactions	(2,899,568)
Net realized gain	31,050,629

Net change in unrealized appreciation (depreciation) of:
Investments, including the results of foreign currency exchanges and unfunded loan commitments	(30,984,066)
Forward foreign currency contracts and translations	(668,509)
Net change in unrealized appreciation	(31,652,575)

Net realized and unrealized loss on investments, short sales, foreign currency transactions, forward foreign currency contracts and translations	(601,946)

Net increase in net assets applicable to common shareholders resulting from operations	$18,466,579

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Statements of Changes in Net Assets

	Year Ended December 31,
	2007	2006

Increase (decrease) in net assets from operations:
Net investment income	$19,068,525	$3,451,632 *
Net realized gain	31,050,629	7,925,832
Net change in unrealized appreciation	(31,652,575)	25,411,815
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	18,466,579	36,789,279

Distributions to common shareholders from:
Net investment income	(28,852,391)	(12,818,181)
Net realized gains	(26,809,662)	(8,575,094)
Total distributions	(55,662,053)	(21,393,275)

Capital share transactions:
Proceeds from sale of common shares (0 and 169,419 shares, respectively)	—	162,443,700
Net increase in net assets from capital share transactions	—	162,443,700

Net increase (decrease) in net assets applicable to common shareholders	(37,195,474)	177,839,704

Net assets applicable to common shareholders - Beginning of year	328,407,976	150,568,272

Net assets applicable to common shareholders - End of year (including distributions in excess of net investment income of ($18,786,915) and ($10,630,363), respectively)	$291,212,502	$328,407,976

* The prior year dividend distributions to term preferred shareholders from net investment income and capital gains has been reclassified into net investment income to conform with the 2007 presentation.

Statement of Cash Flows

For the Year ended December 31, 2007

Cash flows from operating activities:
Net increase (decrease) in net assets applicable to common shareholders from operations	$18,466,579
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales and maturities of long-term investments	858,470,306
Net short term investment purchases and sales transactions	53,274,526
Proceeds from securities sold short	5,086,058
Cover short sale transactions	(5,035,671)
Purchases of long-term investments	(894,248,887)
Net change in unrealized depreciation of investments and short sales	30,885,943
Net realized gain on investments and short sales	(33,950,197)
Increase in unrealized depreciation on forward foreign currency contracts and translations	578,088
Accretion/amortization of discounts and premiums, net	(3,437,132)
Increase in cash due from broker	(2,249,000)
Amortization of debt issuance costs	734,797
Amortization of preferred shares offering costs	344,710
Increase in interest and dividends receivable	(2,774,016)
Decrease in other assets	162,184
Increase in deferred placement fees payable	167,268
Increase in accrued dividend payable on special share	4,633,975
Increase in management fee payable	4,789,125
Increase in dividends payable on term preferred shares	18,617
Decrease in commitment fees payable	(1,795)
Decrease in interest payable on notes	(75,110)
Increase in professional fees payable	139,428
Increase in undrawn loan commitments payable	148,528
Increase in accrued expenses and other payables	157,540
Net cash provided by operating activities	36,285,864
Cash flows from financing activities:
Distributions to common shares	(43,839,716)
Proceeds from issuance of Series A-1 preferred shares	27,250,000
Net cash used in financing activities	(16,589,716)
Net increase in cash	19,696,148
Cash at beginning of year	27,693,760
Cash at end of year	$47,389,908

Supplemental disclosure of cash flow information:
Interest paid on notes during the fiscal year	$9,647,449
Dividends paid to term preferred shareholders	$6,060,132

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Financial Highlights

			For the Period from
	Year ended December 31,		November 17, 2005* to
	2007	2006	December 31, 2005

Selected data for a common share outstanding throughout the period.

Net asset value, beginning of period	$989.42	$926.57	$1,000.00

Increase (decrease) in net assets from operations:
Net investment income (loss)**	57.45	19.73 (4)	(5.40)
Net realized and unrealized gain on investments**	(1.81)	107.57	0.58
Net increase (decrease) in net assets applicable to common shareholders from operations	55.64	127.30	(4.82)

Distributions to common shareholders from:
Net investment income	(86.93)	(38.62)	—
Net realized gains	(80.77)	(25.83)	—
Total distributions	(167.70)	(64.45)	—

Common shares placement and offering costs charged to paid-in capital	—	—	(68.61)

Net asset value, end of period	$877.36	$989.42	$926.57

Total return per common share based on net asset value	5.39%	13.74%	(7.34	)%^

Percentages and supplemental data:

Net assets, end of period (000’s)	$291,213	$328,408	$150,568

Ratios to average net assets applicable to common shareholders:
Expenses (excluding interest expense and preferred share distributions) (Note 1)	4.19%	7.19%	8.80	%(1)
Expenses (including interest expense and preferred share distributions) (Note 1)	9.24%	9.85%	N/A
Expenses (including interest expense and preferred share distributions, but excluding dividend expense on special share) (Note 1)	7.74%	6.00%	N/A
Net investment income (loss) (excluding interest expense and preferred share distributions) (Note 1)	11.21%	4.10%	(4.83	)%(1)
Net investment income (loss) (including interest expense and preferred share distributions) (Note 1)	6.15%	1.44%	N/A
Net investment income (loss) (including interest expense and preferred share distributions, but excluding dividend expense on special share) (Note 1)	7.65%	5.29%	N/A
Asset coverage per preferred share (Note 1)	$5,158 (2)	$6,999 (2)	—	(2)
Liquidation and market value per preferred share (Note 1)	$1,000	$1,000	$1,000
Asset coverage per $1,000 of senior revolving note (Note 1)	$3,470 (3)	$3,532 (3)	—	(3)
Liquidation value of preferred shares oustanding (000’s) (Note 1)	$109,000	$81,750	$1
Aggregate principal amount of senior revolving notes oustanding (000’s) (Note 1)	$162,000	$162,000	—

Portfolio turnover rate	155%	159%	14	%^

*	Commencement of operations.
**	Per share amounts are based upon the average number of common shares outstanding.
^	Not annualized.
(1)	Annualized
(2)

Asset coverage per preferred share equals net assets of common shares plus the redemption value of the preferred shares, plus the senior revolving notes outstanding, divided by the total number of preferred shares oustanding at the end of the period.

(3)

Asset coverage per $1,000 of senior revolving note equals net assets of common shares plus the redemption value of the preferred shares, plus the senior revolving notes outstanding, divided by principal amount at the end of the period times $1,000.

(4)

The prior year dividend distributions to term preferred shareholders from net investment income and capital gains has been reclassified into net investment income to conform with the 2007 presentation.

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements

December 31, 2007

1. Organization, Investment Objective and Capitalization Structure:

York Enhanced Strategies Fund, LLC (the “Company”), a Delaware limited liability company, is registered as a nondiversified closed-end management investment company under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”). The Company received its initial funding on November 17, 2005 (the “Closing Date”) in connection with a private offering of its shares to qualified investors and commenced operations immediately thereafter. The term of the Company is ten years, unless extended for up to two separate one-year periods, at the option of the common shareholders.

The Company was formed with a focus primarily on credit-oriented investments in both the United States and Europe, while also selectively targeting equity opportunities. The Company’s objective is to realize compelling risk-adjusted returns that are uncorrelated to price changes in the public markets. The Company invests in less liquid investments, such as mezzanine financing, bank loans, equity securities, rescue financing and bridge financing transactions.

The Company is authorized to issue common shares (“Common Shares”) in the amount of $325,000,000 (the “Common Commitments”), Series A-1 floating rate term preferred shares (the “Term Preferred Shares”) in the amount of $108,999,000 (the “Preferred Commitments”), one Series A-2 preferred share (the “Special Share”) in the amount of $1,000, and debt (the “Notes”) in the amount of $216,000,000 (the “Debt Commitments”) (together, $650,000,000 of “Capital Commitments”). The Company has the ability to draw the Debt Commitments at various times. At December 31, 2007, $324,943,700 of the Common Commitments, $108,999,000 of the Term Preferred Commitments, the $1,000 Special Share, as well as $162,000,000 of the Debt Commitments had been drawn.

York Enhanced Strategies Feeder Fund, a Delaware statutory trust, and York Enhanced Strategies Feeder Fund (Cayman) Ltd., a Cayman Islands exempted company (together, the “Feeder Funds”), have been established as entities whose sole investment is in Common Shares of the Company and at December 31, 2007 owned 47.4% and 22.2%, respectively, of the Company’s issued and outstanding Common Shares. Shares of these Feeder Funds were offered and sold to investors both inside and outside the United States.

Term Preferred Shares

The Term Preferred Shares have a liquidation preference of $1,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not declared). Such shares rank on parity with the Special Share as to the payment of dividends and distributions of assets upon liquidation, rank junior to any borrowings and other debts and expenses of the Company, including the Notes, and rank senior to the Common Shares as to distributions of assets and payment of dividends. Holders of the Term Preferred Shares and the Special Share, voting separately as a class, are entitled to elect two of the Company’s Directors. On all other matters, holders of the Term Preferred Shares, Special Share and Common Shares vote together as a single class, with one vote for each share. At December 31, 2007, 108,999 Term Preferred Shares were outstanding.

The Term Preferred Shares have a dividend rate equal to LIBOR plus 0.30%, reset at the beginning of each quarterly rate period, plus an additional amount, if applicable, which approximates the U.S. withholding tax payable by any holder of the Term Preferred Shares with respect to such dividend. For the year ended December 31, 2007, the average dividend rate was 5.73%.

The Term Preferred Shares are subject to mandatory redemption on November 15, 2013, which is extendable for up to two one-year periods with the approval of both the holders of at least 75% of the shares then outstanding and the credit enhancer (as defined below), at a redemption price of $1,000 per share plus accumulated but unpaid dividends thereon. Additionally, under certain conditions, the Company may be required to either redeem certain of the Term Preferred Shares or repay indebtedness, at the Company’s option. Such conditions include failure by the Company to maintain adequate collateral as required by the terms of the Notes or by the Statement of Preferences of the Term Preferred Shares, or a failure by the Company to maintain sufficient asset coverage as required by the 1940 Act. The Term Preferred Shares are redeemable at the option of the Company, subject to certain provisions, at any time after the five-year anniversary of their initial issuance provided no less than 10% of the Term Preferred Shares remain outstanding.

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements

December 31, 2007 (continued)

Commitment fees of 0.10% per annum are accrued on the unissued Term Preferred Shares with respect to the Preferred Commitments and amounted to $5,674 for the year ended December 31, 2007.

Payment of dividends, the above commitment fees, and the redemption price on the final mandatory redemption date are guaranteed under a preferred shares insurance policy obtained from an insurance company (the “credit enhancer”), the premiums of which are 0.30% per annum on the redemption value of issued Term Preferred Shares and 0.10% per annum on the Preferred Commitments for unissued Term Preferred Shares.   These premiums are included in other expenses in the Statement of Operations.  In the event the Company fails to make dividend payments on the Term Preferred Shares, the credit enhancer has certain rights, which if asserted, may have a detrimental effect on the Company and its common shareholders, including but not limited to the right to appoint additional Directors such that their appointees comprise a majority of the Board of Directors.

Special Share

The Special Share is redeemable at the option of the Company, in whole or in part, at any time after the termination for any or no reason pursuant to the Investment Management Agreement in an amount equal to $1,000 plus accumulated and unpaid dividends. The Special Share is entitled to dividends as described in Note 3. During the year ended December 31, 2007, the Special Share was not entitled to a dividend. At December 31, 2007, 1 Special Share was outstanding.

Notes

The Company has entered into a senior revolving note purchase agreement with certain holders, which provides for the issuance of Notes in the amount of the Debt Commitments. Amounts drawn under the Notes may be repaid, in whole or in part, at the election of the Company, and redrawn subject to the drawdown criteria. The Notes mature November 15, 2013, subject to extension at the option of the holders of 100% of the outstanding principal amount of the Notes for two 12-month periods. At December 31, 2007, $162,000,000 aggregate principal amount of the Notes was outstanding.

The outstanding principal amount of the Notes bears interest at a rate per annum of LIBOR plus 0.40%, payable quarterly in arrears. A commitment fee accrues on the undrawn amount of the Debt Commitments at a rate per annum of 0.20%, payable quarterly. For the year ended December 31, 2007, the Company accrued $4,200 in commitment fees on the Debt Commitments. For the year ended December 31, 2007, the average interest rate was 5.83%. At December 31, 2007, the interest rate on the Notes was 5.39%.

The agreements related to the Notes and Term Preferred Shares have covenants, which if not maintained, may cause a default and/or give these holders or other parties various rights, which if asserted, can have a detrimental effect on the Company and its common shareholders. The most important covenant is the maintaining of the highest rating given by the rating agencies, Standard & Poor’s and Moody’s, which primarily requires maintaining adequate “collateral” as defined by those agencies.

Subject to the terms of a pledge and intercreditor agreement, the Company has pledged substantially all the Company’s assets as collateral for its obligations due under the Notes and the credit enhancement for the Term Preferred Shares.

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements

December 31, 2007 (continued)

Administrative Expense Limit

The Company, pursuant to the Indenture governing the notes, is subject to an administrative expense limit of 2% of the Capital Commitments through December 31, 2006 and thereafter 2% of the investment portfolio including cash of the Company. For the year ended December 31, 2007, the Company did not exceed this limit.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. Such policies are in conformity with U.S. generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Net Asset Value Calculation - The net asset value (“NAV”) per Common Share of the Company is calculated as of the last business day of each calendar quarter and on such other dates as determined by York Enhanced Strategies Management, LLC, a New York limited liability company (“York” or “the Investment Manager”) or the Board of Directors.

Cash and cash equivalents – Cash comprises cash on hand.  Cash equivalents are short-term investments that are readily convertible into cash and have original maturities of three months or less.

Security Valuation - Investments in securities traded on a nationally recognized securities exchange or over-the-counter market will generally be valued at the closing price on such exchange or market. Securities not traded on a nationally recognized securities exchange or over-the-counter market are recorded at their fair value as determined in good faith by the Investment Manager, in consultation with the valuation committee, pursuant to valuation procedures approved by the Board of Directors. Such procedures consider prices obtained from one or more brokerage firms or financial institutions making markets in these instruments. The market for such investments may become illiquid from time to time as a result of adverse market conditions, regulatory developments or other factors. Also, there may be only a single or limited number of market makers for certain of the Company’s investments. Accordingly, the market for such investments may be thinly traded and prices quoted may be more volatile than would be the case with more established markets. Because of the inherent uncertainty of valuation, estimated fair values do not necessarily represent amounts that might be ultimately realized, since such amounts depend on future circumstances, and the differences could be material.

Forward currency contracts are valued based upon quoted market prices.

Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value.

Foreign Currency Translations - Assets and liabilities denominated in foreign currencies are reflected on the statement of assets and liabilities at their U.S. dollar spot values as of the financial statement date. Gains and losses attributed to changes in the value of foreign currencies for specific investments are reflected on the Statement of Operations as a component of realized and unrealized gain/loss on investment.

Security Transactions - Security transactions are accounted for on trade date for financial reporting purposes (the date on which the order to buy or sell is executed). Realized gains and losses on sales of securities are determined based on the identified cost of securities sold, generally using the highest cost method.

Loans and Other Direct Debt Instruments – The Company may invest in loans and loan participations or other receivables.  These investments may include standby financing commitments, including revolving credit facilities, which obligate the Company to supply additional cash to the borrower on demand.  At December 31, 2007, the Company had unfunded loan commitments of $2,768,289, which could be extended at the option of the borrower and which are covered by sufficient cash and/or liquid securities held by the Company.  Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements

December 31, 2007 (continued)

Investment Income and Expenses - Interest income is recognized on an accrual basis, increased by the accretion of discount and decreased by the amortization of premium using the effective yield method. Dividend income is recognized on the ex-dividend date, net of applicable withholding taxes. Interest expense is recognized on an accrual basis. Dividend expense on securities sold short is recognized on the ex-dividend date.

Offering and Placement Costs - Costs incurred by the Company in connection with the offering of the Common Shares, including those issued to the Feeder Funds, were recorded as a reduction of paid-in capital applicable to common shares. Costs incurred in connection with the offering of the Term Preferred Shares have been recorded as preferred shares offering costs, an asset on the statement of assets and liabilities. Such costs are amortized on a straight-line basis from the Closing Date to their mandatory redemption date. The effect of using the straight-line method rather than the interest method is not expected to materially affect the Company’s operating results.

In addition to payments made to them at the Closing Date, the Company’s private placement agency agreement with a major broker-dealer provides for the payment of placement fees for the common shares and Term Preferred Shares, commencing at the Closing Date through December 31, 2006 at the rate per annum of 0.25% of Capital Commitments and at the rate per annum of 0.25% of the Company’s investments portfolio (including cash) for the year ended December 31, 2007. Such fees are payable quarterly beginning March 31, 2006 and have been included in preferred shares offering cost on the statement of assets and liabilities.

Debt Issuance Costs - Costs incurred in connection with placing the Company’s Notes have been recorded as debt issuance costs and are amortized on a straight-line basis from the Closing Date to the expected maturity date of the Notes. The effect of using the straight-line method rather than the interest method is not expected to materially affect the Company’s operating results.

Federal Income Taxes - The Company has elected to be treated as a regulated investment company (“RIC”) for U.S. Federal income tax purposes. It intends to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Accordingly, no provision for Federal income tax has been made. However, the Company could be restricted from making distributions necessary to qualify as a RIC due to certain asset coverage ratio requirements under the 1940 Act and financial covenants under the terms of the Term Preferred Shares and Notes. There can also be no assurance that the Company’s distributions, including but not limited to any dividend on the Special Share, may not be considered preferential and not meet the annual distribution requirements of a RIC. If the Company fails to qualify as a RIC, the resulting corporate income tax could substantially reduce the Company’s net assets and distributions.

At December 31, 2007, the Federal income tax cost basis of securities was $572,901,622 and, accordingly, net unrealized depreciation for Federal income tax purposes was $5,290,731 of which $19,665,034 related to appreciated securities and $24,955,765 related to depreciated securities.

New Accounting Pronouncements - In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes,” which the company adopted during this fiscal year.  FIN 48 establishes a minimum threshold for recognizing, and a system for measuring, for financial statement recognition and reporting the benefits of tax-return positions taken or expected to be taken in a tax return.  Management has analyzed the Company’s tax positions taken or expected to be taken on Federal income tax returns for all open tax years (tax years ended December 31, 2005–2007) for purposes of implementing FIN 48, and has concluded that no tax expense for unrecognized tax benefits is required in the Company’s financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements

December 31, 2007 (continued)

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Company’s financial statements and disclosures, and at this time, does not believe the Company’s financial statements will be materially impacted by the adoption of this interpretation.

Dividends and Distributions to Common and Preferred Shareholders - Dividends and distributions are recorded on the ex-dividend date. The amount and character of income and capital gains distributions to be paid by the Company are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are considered either temporary or permanent in nature. Timing differences are primarily due to the timing of the deductibility of certain expenses such as organizational costs, debt issuance costs, wash sales, forward foreign currency contracts, straddles, Post-October losses and accrued dividends on preferred shares. Permanent differences are primarily due to differing treatments of paydowns, foreign currency and preferred stock offering costs and resulted in a decrease to distributions in excess of net investment income (loss) of $1,627,314, a decrease to accumulated realized gains of $1,282,604 and a decrease in paid-in capital to common shareholders of $344,710 at December 31, 2007.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets and the Statement of Operations due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid to common shareholders and holders of Term Preferred Shares during 2007 from ordinary income and long-term capital gain were as follows:

	Common Shares	Term Preferred Shares
Ordinary Income	$53,338,686	$5,533,279
Long-term capital gains	2,323,367	545,470

The tax character of distributions paid to common shareholders and holders of Term Preferred Shares during 2006 from ordinary income were $21,393,275 and $2,042,091 respectively. There were no distributions from long-term capital gains during 2006.

At December 31, 2007, the components of accumulated losses on a tax basis were as follows:

	Undistributed	Unrealized
Undistributed	Long-Term	Appreciation/
Ordinary Income	Capital Gain	(Depreciation)
$625,433	$2,621,547	$(5,388,163)

These numbers differ from those in the composition of net assets on the Statement of Assets and Liabilities for reasons mentioned above.

Currency losses incurred after October 31 (“post-October” currency losses) within the taxable year are deemed to arise on the first business day of the Company’s next taxable year.  The Company deferred post-October currency losses in the amount of $274,587 during 2007.

Indemnifications - Under the Company’s organizational documents, its officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Company. Additionally, in the normal course of business, the Company enters into contracts with service providers that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements

December 31, 2007 (continued)

3. Management Fees and Other Transactions with Affiliates:

Management Fee - York is the investment manager to the Company. Pursuant to the Investment Management Agreement, the Company pays York as partial compensation for all services rendered a fee (“Management Fee”), payable quarterly, at a rate initially equal to 0.75% per annum of the Management Fee Capital as of each calendar quarter end. Management Fee Capital during the period commencing on the Closing Date and ending on December 31, 2006 is defined as the sum of (a) the aggregate Common Commitments, regardless of whether the Company has drawn down such commitments, (b) the aggregate Preferred Commitments, regardless of whether the Company has drawn down such commitments, and (c) the aggregate Debt Commitments, regardless of whether the Company has drawn down or repaid such commitments. Commencing January 1, 2007, Management Fee Capital is the quarter-end value of the Company’s investments portfolio (including cash). After December 31, 2007, the Management Fee rate will be equal to 1.00% per annum.

Additionally, as holder of the Special Share, York is entitled to contingent dividends (the “Carried Interest”) equal to the greater of 1) $40 per year and 2) 100% of the amount by which the cumulative distributions and amounts distributable to the holders of the Common Shares (excluding any distribution relating to the original capital payment made for the Common Shares) exceed a 2% quarterly weighted average return on undistributed net assets attributable to the Common Shares until York has received from the Company an amount equal to 20% of the aggregate cumulative distributions of net income and gain to the holders of the Common Shares. This 2% quarterly weighted average return on undistributed capital is cumulative (but not compounded) up to an aggregate of 8% per year. Thereafter, the Special Share is entitled to 20% of the additional distributions and distributable dividends and gains, so long as the cumulative dividends to the Common Shares are at least 80% of the total cumulative dividends.

Even if the thresholds that would entitle a payment of the Carried Interest to York, are not met, the Company accrues for the Carried Interest on its cumulative net investment income and cumulative net gain on investments, including unrealized gains on investments, distributable to the holders of the Common Shares. As of December 31, 2007, the Company accrued $13,859,904 of Carried Interest, of which $4,633,975 was recognized as an expense for the year then ended and is reflected on the Statement of Operations as dividend expense on special share and reflected on the Statement of Assets and Liabilities as accrued dividend payable on special share. As of December 31, 2007, York was not entitled to a Carried Interest payment.

Directors’ Fees - Certain officers and a Director of the Company are also officers of York or its affiliates. The Company does not pay any compensation directly to its officers or Directors who are directors, officers or employees of York or its affiliates.

Affiliated Shareholders - Included in net assets applicable to common shareholders is approximately $22,400,000 attributable to affiliates of York.

4. Investment Transactions:

During the year ended December 31, 2007, the Company made purchases and sales totaling $904,671,294 and $855,833,587, respectively, of investment securities excluding U.S. Government securities and short-term investments.

5. Investment Risks:

The Company’s investment activities expose it to various types of risk, both on and off balance sheet, which are associated with the financial instruments and markets in which it invests. These financial instruments expose the Company to varying degrees to elements of credit, market, interest rate, currency, liquidity and short sale risk. The Investment Manager actively monitors and seeks to manage these risks by employing various strategies. In addition, it is the policy of the Company to transact the majority of its securities and contractual commitment activity with broker-dealers, banks and regulated exchanges that the Investment Manager considers to be well established.

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements

December 31, 2007 (continued)

The Company invests in defaulted securities as well as lower rated and comparable quality unrated high yield securities. Investments in defaulted and other high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher quality rated securities. The risk of loss may be significantly greater for holders of defaulted and high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Credit risk - Credit risk represents the potential loss that the Company would incur if the counterparties failed to perform pursuant to the terms of their obligations to the Company. The Company minimizes its exposure to credit risk by conducting transactions with established, reputable brokers.

The clearing and depository operations for the Company’s securities transactions as well as execution of forward currency contracts are provided by The Bank of New York and Goldman Sachs Group, Inc. The Company is subject to credit risk should The Bank of New York or Goldman Sachs Group, Inc. be unable to fulfill their obligations.

Investment in debt exposes the Company to the risk that an issuer will default on the payment of interest, principal or both. The extent of the Company’s exposure to credit risk in respect of these financial assets approximates their carrying value as recorded in the Company’s statement of assets and liabilities.

Interest rate risk - The Company is exposed to risks associated with the effects of fluctuations in the prevailing levels of market interest rates on its financial position and cash flows.

Currency risk - The Company invests in assets or have liabilities denominated in currencies other than its reporting currency, the United States Dollar. Consequently, the Company is exposed to risks that the exchange rate of the United States Dollar relative to other currencies may change in a manner which has an adverse effect on the reported value of that portion of the Company’s assets or liabilities which are denominated in currencies other than the United States Dollar.  The Company enters into forward currency contracts to minimize this currency risk.

Liquidity risk - Securities in which the Investment Manager is authorized to invest include securities for which there is a relatively inactive trading market. The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on a national securities exchange or for which there is an active over-the-counter market. The market for such securities may become illiquid from time to time as a result of adverse market conditions, regulatory developments or other factors. Such illiquidity may adversely affect the timing or value on liquidation of portfolio assets.

Short sale risk - The Company may enter into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security’s price. Due to the nature of a short sale, the potential for loss is unlimited. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of Operations. The Company will realize a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position). The Company is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense of the Company. The Company designates collateral consisting of liquid assets sufficient to collateralize the market value of short positions.

6. Due from Broker:

As of December 31, 2007, cash due from broker represents monies pledged as collateral for short positions and forward foreign currency contracts. Interest is earned on credit balances maintained at the broker. At December 31, 2007, the Company had no open short positions.

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements

December 31, 2007 (continued)

7. Subsequent Events:

At January 31, 2008, the $13,859,904 of accrued dividend payable on the special share reversed to an accrual of approximately $1 million due to negative performance during the month.  On February 22, 2008, the Company paid down $30 million of principal on the Notes.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders

of York Enhanced Strategies Fund, LLC.:

We have audited the accompanying statement of assets and liabilities of York Enhanced Strategies Fund, LLC. (the “Fund”), including the portfolio of investments, as of December 31, 2007, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the period from November 17, 2005 to December 31, 2005 were audited by another independent registered public accounting firm, whose report, dated March 13, 2006, expressed an unqualified opinion on financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Fund’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian, counterparties and brokers or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of York Enhanced Strategies Fund LLC. at December 31, 2007, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 14, 2008

YORK ENHANCED STRATEGIES FUND, LLC

Director & Officer Information

December 31, 2007 (Unaudited)

				Number of
				Funds in
	Position(s)	Term of		Complex
Name, Date of Birth and	held with	Office* and Length		Overseen
Address of Director	Company	of Time Served	Principal Occupation(s) During Past 5 Years	by Director	Other Directorships Held

Independent Directors:

David B. Meltzer, Born March, 1960 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	Director and member of the Audit Committee	Since 2007	Mr. Meltzer has served as Senior Vice President for International Services for the American Red Cross since July 2005, with overal responsibility for international disaster response activities, international devlopment programs and various international policy matters. From 1999 to 2005, Mr. Meltzer held various positions at Intelsat Global Services Corporation, including serving as general counsel.	1	Mr. Meltzer serves on the Board of Directors of Terrestar Corporation and Satelites Mexicanos, S.A. de C.V.

Newton P.S. Merrill, Born November, 1939 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	Director and Chairman, Chairman of the Audit Committee and member of the Valuation Committee	Since 2005	Mr. Merrill is currently retired. From 1994 to 2003, he was a Senior Executive Vice President of The Bank of New York responsible for Asset Management and Private Client Services.	1

Director - BNY Hamilton Funds, Inc. (Bank of New York proprietary mutual fund group); BNY/Ivy Multi-Strategy Hedge Fund of Funds LLC (registered fund of funds); National Integrity Life Insurance Company. Member of the advisory board for Freeman & Co. Trustee and Chairman - The Museum of the City of New York. Trustee - Woods Hole Oceanographic Institution; The Connecticut River Museum.

Robert I. Choi, Born November, 1966 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	Director and member of the Audit Committee	Since 2005	Mr. Choi is currently the managing partner of The Heritage Group, a family company. From 1997 to 2004, Mr. Choi was a managing director for Orion Capital Partners, a fund of funds and a hedge fund.	1	Mr. Choi currently serves on the advisory committee of the Starwood Global Opportunity Fund VII.

Interested Directors:

Jeffrey A. Weber, Born March, 1965 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	Director and member of the Valuation Committee	Since 2005	Mr. Weber joined York Capital in October 2004 and is the President of York Capital and a member of the managing partner of York Capital. From 1992 to 2004, he managed William A.M. Burden & Co., L.P., most recently as its President and Chief Executive Officer.	1	Mr. Weber currently serves on the Board of Directors of iStar Financial Inc.

YORK ENHANCED STRATEGIES FUND, LLC

Director & Officer Information

December 31, 2007 (Unaudited) (continued)

	Position(s)	Term of
Name, Date of Birth and	held with	Office* and Length
Address of Executive Officer	Company	of Time Served	Principal Occupation(s) During Past 5 Years

Officers:

James G. Dinan, Born May, 1959 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	Chief Executive Officer	Since 2005	Mr. Dinan founded York Capital in 1991 and is the Chief Executive Officer of York Capital and is its senior managing member.

Jeffrey A. Weber, Born March, 1965 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	President	Since 2005

Mr. Weber joined York Capital in October 2004 and is the President of York Capital and a member of the managing partner of York Capital. From 1992 to 2004, he managed William A.M. Burden & Co., L.P., most recently as its President and Chief Executive Officer.

Adam J. Semler, Born July, 1964 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	Chief Financial Officer and Secretary	Since 2005	Mr. Semler joined York Capital in November 1995 and is the Chief Financial Officer and member of the managing partner of York Capital.

Mark D. Schein, Born October, 1966 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	Chief Compliance Officer	Since 2005

Mr. Schein joined York Capital in January 2005 and is the Chief Compliance Officer of York Capital. From 2001 to 2004, he worked at U.S. Trust Company and Schwab Capital Markets in their compliance departments.

* Each Director and Officer serves an indefinite term, until his or her successor is elected.

Additional information about the Company’s Directors can be found in the Company’s Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Company collect at (212) 300-1300. You may also retrieve this information on-line at the Securities and Exchange Commission’s website at “http://www.sec.gov”.

YORK ENHANCED STRATEGIES FUND, LLC

Federal Tax Information

December 31, 2007 (Unaudited)

Certain tax information for the Company is required to be provided to shareholders based upon the Company’s income and distributions for the taxable year ended December 31, 2007. The information and distributions reported in this report may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2007. The information necessary to complete your income tax returns for the calendar year ending December 31, 2007 will be received under separate cover.

The percentage of ordinary income distributions eligible for the 70% dividend received deduction for corporate shareholders for the fiscal year ended December 31, 2007 was 1.55%.

For the fiscal year ended December 31, 2007, certain dividends paid by the Company may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The amount of ordinary income distributions treated as qualified dividends for the fiscal year ended December 31, 2007 was 2.84%.

For the fiscal year ended December 31, 2007, the Company designated as ordinary distributions paid from qualified interest income and short-term capital gains were $26,635,274 and $27,185,497, respectively.

For the fiscal year ended December 31, 2007, the Company designated as long-term capital gains dividends the amount of $2,868,837.

YORK ENHANCED STRATEGIES FUND, LLC

Investment Advisory Agreement Renewal (Unaudited)

December 31, 2007

In renewing the Investment Management Agreement (the “Agreement”), the members of the Board of Directors (the “Directors”) considered the overall fairness of the Agreement and whether the Agreement was in the best interests of the Company.  In this connection, the Directors considered factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Company by the Investment Manager (the “Manager”) (2) the performance of the other funds managed by affiliates of the Manager, and (3) the level of compensation of other investment managers that manage portfolios similar to the Company’s.

The Directors deliberated on the merits of approving the Agreement and, among other things, received information from the Manager regarding the factors set forth above and met with senior representatives of the Manager. In that connection, the Board received and primarily considered the most current information available at the time of the meeting.  The independent members of the Board of Directors (the “Independent Directors”) received guidance relating to the legal standards applicable to their consideration of the Agreement.

The Independent Directors, in examining the nature, extent and quality of the services to be provided by the Manager, considered the experience of the affiliates of the Manager in serving as investment managers for other funds managed by them. The Independent Directors considered the responsibilities of the Manager to the Company. In particular, the Independent Directors considered that the Manager is responsible for the selection of investments for and the overall monitoring of the portfolio of investments, oversight of compliance with portfolio policies and objectives, compliance with debt covenants, and implementation of Directors’ directives as they relate to the portfolio of investments. The Independent Directors also considered that the Manager has been and will continue to be responsible for making all investment decisions on behalf of the Company, placing all orders for the purchase and sale of investments for the Company with brokers or dealers, and performing related administrative functions, such as proxy voting, valuations, recordkeeping, oversight of the calculation of the net asset value and the preparation of the semi-annual and annual reports and tax returns, and managing expenses for the Company.

The Independent Directors met with the Investment Manager to discuss the basis of the management fee.  Specifically, the fee of another comparable fund not managed by the Manager was discussed in detail.  In addition, management fees paid by other funds and in connection with other arrangements that were similar to the Company were discussed.

The Independent Directors also considered the intention of the Manager to engage in soft dollar transactions.

Based on these considerations, the Independent Directors were satisfied that the Company was reasonably likely to continue to benefit from the nature, quality and extent of the Manager’s services, and that the compensation, including any direct or indirect benefits derived by them and their respective affiliates, was reasonable.  Based on the foregoing, the Independent Directors at a meeting held in person called for the purpose of, among other things, voting for such approval, unanimously approved the renewal of the Agreement with respect to the Company.

YORK ENHANCED STRATEGIES FUND, LLC

December 31, 2007

Reporting to Shareholders (Unaudited)

The Company provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 70 days of the end of the Company’s second and fourth fiscal quarters by filing the reports electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. The Company also delivers the semi-annual and annual reports to shareholders. The Company also files a complete schedule of portfolio holdings with the SEC for the Company’s first and third fiscal quarters on Form N-Q. The Company does not deliver the reports for the first and third fiscal quarters to shareholders. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC- 0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures & Proxy Voting Record (Unaudited)

A copy of (1) the Company’s policies and procedures with respect to the voting of proxies relating to the Company’s portfolio securities; and (2) how the company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling collect (212) 300-1300 or by accessing the SEC’s website at www.sec.gov. The Company’s proxy voting history is also available on Form N-PX, which can be found by accessing the SEC’s website at www.sec.gov.

ITEM 2.  CODE OF ETHICS.

The Registrant has adopted a code of ethics. The Registrant will provide to any person without charge, upon written or oral request, a copy of its code of ethics, as amended. Requests should be directed to:  York Enhanced Strategies Management, LLC, Attention: Mark D. Schein, Chief Compliance Officer, 767 Fifth Avenue, 17th Floor, New York, New York 10153, telephone number: (212) 300-1300.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Although the Registrant believes that each of the members of its Audit Committee has sufficient knowledge of accounting principles and financial statements to serve on the Audit Committee, the Registrant’s Board of Directors has determined that it does not have an “audit committee financial expert” serving on its Audit Committee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were approximately $175,000 for fiscal year 2006 and approximately $187,000 for fiscal year 2007.

(b) Audit-Related Fees. There were no fees billed in either of the last two fiscal years for assurance and related services by the principal accountant that were reasonably related to the performance of the audit.

(c) Tax Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were approximately $20,000 for the fiscal year 2006 and approximately $20,000 for fiscal year 2007.

(d) All Other Fees. None.

(e)(1) The Audit Committee’s pre-approval policies and procedures, pursuant to Item 4 of Form N-CSR, are as follows:

The Audit Committee pre-approves the engagement of the auditor to provide other audit services to the Registrant or to provide non-audit services to the Registrant, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. Each of the Audit Committee’s members have the authority to pre-approve any non-audit services referred to above between meetings of the Audit Committee, provided that all such pre-approvals shall be reported to the Audit Committee not later than the next meeting thereof.

In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant pre-approval for other audit services, which are (1) those services that only the independent auditor reasonably can provide, (2) services that normally would be provided by the accountant in connection with statutory and regulatory filings and engagements, such as comfort letters, statutory audits, attest services and consents and assistance with, and review of, documents filed with the SEC, and (3) services performed to fulfill the independent auditor’s responsibility under generally accepted auditing standards.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Chief Financial Officer and must include a joint statement as to whether, in their view, the request or application is consistent with the rules of the SEC and the PCAOB on auditor independence. With respect to each proposed pre-approved service, the independent auditor will provide detailed back-up documentation, which will be provided to the Audit Committee, regarding the specific services to be provided.

(e)(2) All services related to the fees described in (b) through (d) above were approved by the Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Registrant and rendered to the Registrant’s investment adviser were approximately $20,000 for fiscal year 2006 and $20,000 for fiscal year 2007.

(h) The Registrant’s independent auditors did not provide any non-audit services to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), nor any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included in the Annual Stockholder Report in Item 1.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has adopted policies and procedures to govern how it will vote proxies relating to securities held by it as investments. It is also the policy of the Registrant to direct York Enhanced Strategies Management, LLC, (the “Investment Manager”) to follow these policies and procedures.

It is the policy of the Registrant that each corporate proxy statement will be reviewed by at least one member of the investment committee of the Registrant (the “Investment Committee”) or its designee. A copy of each proxy statement received by the Registrant will be kept on file.

The Registrant will vote proxies in accordance with the determination of the Investment Committee of what outcome is in the best interest of the Registrant. The Investment Manager’s accounting department will keep a record of each vote and a brief explanation for the vote for a period of five years. The Chief Compliance Officer of the Registrant will periodically review this process to ensure that the proxies are being voted and that a record of each vote is maintained.

Any voting of proxies is subject to any restrictions set forth in the agreements to which the Registrant is a party. With respect to shareholder governance, covenants, social issues and other votes, the Investment Committee should consider each of these votes and issues individually in order to determine its position on a case by case basis. The Investment Committee is authorized to, on occasion, delegate, pursuant to its approved voting procedures, the right to vote on particular issues.

The Investment Committee shall seek to identify conflicts it or the Registrant may have in voting proxies. In the event of a conflict, the Fund will either: (i) abstain from voting if the vote is not likely to be affected; (ii) retain a disinterested third party adviser to advise on the vote; (iii) vote the shares in proportion to other “yes” and “no” votes received by the issuer; (iv) vote the shares as directed by a committee of independent directors; or (v) take such other actions, as may be appropriate in the particular context.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

The Investment Manager through the Investment Committee, which is comprised of James G. Dinan, Daniel A. Schwartz and Alan H. Cohen, manage the day-to-day management of the Company’s investments. The Investment Committee reviews and discusses the purchase and sale of Company investments. Any purchase or sale of any Company investment must be approved in advance by at least one member of the Investment Committee. All members of the committee have equal authority. Consequently, there are no individual roles of Investment Committee members. The following information about the members of the Investment Committee is as of the date of this report.

JAMES G. DINAN. Mr. Dinan founded York Capital in September 1991 and is the Chief Executive Officer of York Capital and a managing member of the managing partner of York Capital. From 1985 to 1991, Mr. Dinan worked at Kellner, DiLeo & Co., where he became a general partner and was responsible for investing in risk arbitrage and special situation investments, including distressed securities, high yield bonds and short selling. From 1981 to 1983, Mr. Dinan was a member of the Investment Banking Group of Donaldson, Lufkin & Jenrette, where he was involved in a broad range of corporate finance and merger and acquisition activities. Mr. Dinan received a B.S. in Economics, summa cum laude, from the Wharton School of the University of Pennsylvania and an M.B.A. from the Harvard Business School.

DANIEL A. SCHWARTZ. Mr. Schwartz joined York Capital in March 1993 and is a Senior Managing Director of York Capital, the Chief Investment Officer of York Capital, and a managing member of the managing partner of York Capital. From July 1990 to March 1993, he was an Associate at Morgan Stanley & Co., Inc., spending two years in the Investment Banking Division, and then was a member of the Global Equity Derivatives Department. Mr. Schwartz received a B.A., magna cum laude, from Yeshiva University and an M.S. in Industrial Engineering from Columbia University.

ALAN H. COHEN. Mr. Cohen joined York Capital in March 1998 and is a Senior Managing Director and a member of the managing partner of York Capital. From 1996 to 1998, he was Vice President and an Analyst for Franklin Mutual Advisers. From 1994 to 1996, he was Director of High Yield Trading at Smith Barney. From 1991 to 1994, Mr. Cohen traded high yield and distressed bonds at Donaldson, Lufkin & Jenrette. From 1986 to 1991, he analyzed and traded high yield bonds at Goldman Sachs & Co. Mr. Cohen received a B.S. in Economics from the Massachusetts Institute of Technology and an M.B.A. from the Harvard Business School.

Except for the Company, the Investment Manager does not manage any other registered investment companies. Affiliates of the Investment Manager serve as investment managers for over ten investment vehicles, which are hedge funds. The assets under management (“AUM”) for these funds is in excess of $13 billion in the aggregate. An affiliate of the Investment Manager also serves as investment manager for two managed accounts, and the AUM for these managed accounts is approximately $350 million in the aggregate (together with the hedge funds, the “Unregistered Funds”).

The Investment Manager is an affiliate of JGD Management Corp., which does business under the name “York Capital Management.”  The Investment Manager shares personnel, office space, facilities and systems with JGD Management Corp. JGD Management Corp. is a registered investment adviser and provides administrative and investment advisory services to the investment vehicles described in the previous paragraph, including the Company (collectively, the “Funds”).

Where permitted by applicable laws and the governing instruments of the relevant Funds, the Investment Manager and its affiliates may purchase securities or other assets for the Company and the Unregistered Funds in which more than one Fund holds the same securities or other assets and the affiliates of the principals may also purchase the same securities or other assets, subject to compliance with the Investment Manager’s and the Company’s codes of ethics.

The Investment Manager and its affiliates believe that, in certain circumstances, it may be in the best interests of the Company to be able to co-invest with the Unregistered Funds to be able to participate in a wider range of transactions. Currently, SEC regulations and interpretations permit registered investment companies, such as the Company, to co-invest with unregistered funds, such as the Unregistered Funds, that are affiliated with the Investment Manager in publicly traded securities and in private placements where (i) the Investment Manager negotiates only the price, interest rate and similar price-related terms of the securities and not matters such as covenants, collateral or management rights, and (ii) each relevant account acquires and sells the securities at the same time in pro rata amounts (subject to exceptions approved by compliance personnel after considering the reasons for the requested exception). However, current SEC regulations and interpretations do not permit co-investment in private placements where the Investment Manager negotiates non-pricing terms such as covenants, collateral and management rights. The Investment Manager, the Company and their related companies expect to apply for an exemption from these regulations. There are no assurances that the SEC will grant the request.

Buying or Selling Securities the Investment Manager Recommends to Clients or Purchases for Client Accounts.

The Investment Manager, its affiliates, and their respective personnel, may invest in the Funds, and in securities or other assets in which the Funds or other clients invest, subject to applicable law and the codes of ethics of the Company and of the Investment Manager.

Persons subject to the Company’s and the Investment Manager’s code of ethics are subject to, among other things, various restrictions relating to the buying or selling of securities. These restrictions include pre-authorization and disclosure requirements, restrictions on short term trading and general prohibitions on transactions in securities in certain circumstances, including:

•                                          when in possession of inside information;

•                                          transactions in securities of issuers on the Investment Manager’s restricted list or during specified blackout periods;

•                                          transactions in securities at a time when the employee intends, or know of another employee’s intention, to purchase or sell that security or an equivalent security on behalf of a Fund or other advisory client;

•                                          transactions in securities in which the Investment Manager is placing a transaction on behalf of a Fund or other client within a certain number of business days of such order being placed by Investment Manager for the Fund or other client account; and

•                                          acquisition of securities in initial public offerings.

There are also restrictions on the acquisition by persons subject to the Company’s and the Investment Manager’s code of ethics in private placements, which acquisitions require the prior written approval by Investment Manager’s Chief Compliance Officer and the satisfaction of certain conditions. The code of ethics also addresses the fiduciary duties expected of the persons subject to the code of ethics, including confidentiality obligations, gift and corporate opportunity policies and restrictions on outside business activities.

The Investment Manager has in place procedures to identify conflicts it may have in voting proxies. In the event of a conflict, the Investment Manager may either:  (a) abstain from voting if the vote is not likely to be affected; (b) retain a disinterested third party adviser to advise on the vote; (c) vote the shares in proportion to other “yes” and “no” votes received by the issuer; (d) in the case of the Company, vote the shares as directed by a committee of independent directors; or (e) take such other actions, as may be appropriate in the particular context.

The Investment Manager serves as an investment adviser solely to the Company. The Company imposes minimum investment limits upon investors in the Company that can be waived in certain circumstances. Generally, the minimum investment permitted in the Company is $10 million.

Allocation of Limited Investment Opportunities

The Investment Manager and the related companies will agree on the allocation of investment opportunities, prior to the placement of any order or batch or block trade, on which Funds will receive portions of the order or trade. In most instances the orders or trades will be allocated in approximate proportion to the size of each of the Funds. The allocation may vary depending upon the different objectives, methodologies, investment strategies and restrictions applicable to each Fund. The allocation may also vary depending upon decisions made by the portfolio manager principally responsible for any particular Fund. For example, a portfolio manager responsible for an investment idea may request a larger allocation of a securities purchase than the proportional size of the particular Fund for which he is principally responsible. Or, a portfolio manager might indicate a lack of interest in a securities purchase initiated by another portfolio manager and may reduce or exclude any allocation of it for the particular Fund for which he is principally responsible. If there are any disagreements concerning any such allocations, and a portfolio manager wants more or less of an allocation than would result from prorating the allocation based on Fund size, and the disagreement cannot be resolved, James G. Dinan and/or Daniel A. Schwartz shall resolve the disagreement with respect to the allocation. Mr. Dinan and Mr. Schwartz, the senior investment professionals, continually monitor and review all of the holdings of all the Funds. In the case of privately placed securities in which the Company makes an investment, the Investment Manager will follow the procedures and conditions that are consistent with applicable laws and the rules, regulations and interpretations of such laws.

Investment Committee Compensation

All three members of the Investment Committee are portfolio managers and partners of York Capital Management. All receive a base salary of approximately $300,000 per year. In addition, as partners, all share in the net profits of the firm.

Beneficial Ownership of the Company by the Investment Committee Members

James G. Dinan and Daniel Schwartz each own over $1 million of Common Stock of the Company. Alan Cohen owns approximately $500,000 of Common Stock of the Company.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s Chief Executive Officer and Chief Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported in a timely manner.

(b) None.

ITEM 12.  EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) None

(b) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

York Enhanced Strategies Fund, LLC

By:

/S/ Jeffrey A. Weber

Name: Jeffrey A. Weber
Title: President

Date: March 24, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:

/S/ James G. Dinan

Name: James G. Dinan
Title: Chief Executive Officer (principal executive officer)

Date: March 24, 2008

By:

/S/ Adam J. Semler

Name: Adam J. Semler
Title: Chief Financial Officer and Secretary (principal financial officer)

Date: March 24, 2008